SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 2, 2004

CORNERSTONE BANCORP, INC. /CT

(Exact name of Registrant as Specified in Charter)

Connecticut	0-25465	06-1524044
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

550 Summer Street, Stamford, CT	06901
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (203) 356-0111

N/A

(Former Name or Former Address, if Changed Since Last Report)

Form 8-K, Current Report

Cornerstone Bancorp, Inc.

Item 5.	Other Events and Required FD Disclosure.

On March 2, 2004, Cornerstone Bancorp, Inc. (the “Company”) issued a Press Release reporting events affecting First Quarter 2004 Earnings and announcing the declaration of the first quarter 2004 cash dividend.

Exhibit Index		Page

99.1	Press Release dated March 2, 2004	3

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

Dated: March 2, 2004	CORNERSTONE BANCORP, INC.

	By	/s/ James P. Jakubek

James P. Jakubek Executive Vice President

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